Mezzanine Classified Noncontrolling Interests	12 Months Ended
Dec. 31, 2015
Mezzanine Classified Noncontrolling Interests
Mezzanine Classified Noncontrolling Interests

17.Mezzanine Classified Noncontrolling Interests

In November  2014, one of the Company’s subsidiaries Lede Inc., issued 5,673,796 of Series A convertible redeemable preferred shares (‘‘preferred shares’’) to certain investors, including LNT Investment Holdings (PTC) Limited (‘‘LNT Holdings’’), Shining Globe International Limited (‘‘Shining Globe’’) and two Directors of the Company, for US$3.74 per share in exchange of a total consideration of US$21.2 million. LNT Holdings is a private trust company incorporated under the laws of the British Virgin Islands, controlled by a group of employees of the Group (other than the employees of Lede). Shining Globe is a private company incorporated under the laws of the British Virgin Islands, controlled by William Lei Ding, the Company’s Chief Executive Officer, director and major shareholder. As of December 31, 2014, the preferred shares are recognized as mezzanine classified noncontrolling interest in the consolidated balance sheet as the preferred shares are contingently redeemable upon the occurrence of a conditional event, which is not solely within the control of the Company.

In November 2015, Lede Inc. repurchased all the preferred shares from LNT Holdings,  Shining Globe and two Directors of the Company at the price of US$3.74 per shares for a total consideration of US$21.2 million (RMB134.7 million).

No share-based compensation cost was recognized as the subscription price paid by investors was the fair value of the preferred shares.